EXHIBIT 10.25


                              ENGAGEMENT AGREEMENT
                      BETWEEN PENGE CORP AND CURTIS SCHMID


         This ENGAGEMENT AGREEMENT BETWEEN PENGE CORP AND Curtis Schmid (this "Agreement"), signed on the dates set forth below to be effective as of March 1st, 2005 (the "Effective Date"), is entered into by and between PENGE CORP, a Nevada corporation (the "Company"), and Curtis Schmid a resident of the State of Texas ("Employee"). The Company and Employee are referred to collectively herein as the "Parties."

         In consideration of the mutual covenants and promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

         1. ENGAGEMENT. The Company hereby engages Employee as the President of S&S Plant Farm. Employee hereby accepts such engagement and agrees to perform those duties and undertake those responsibilities that are customarily performed by professionals holding similar positions in similar businesses, including, without limitation, the duties and responsibilities that are assigned to Employee from time to time by the Directors of the Company. Employee shall also perform the duties that are described in the Job Description attached hereto as
Exhibit 1.

         2. EMPLOYMENT EFFORTS. Employee shall work such necessary time for the Company, and shall devote Employee's full time and attention to the performance of Employee's obligations under this Agreement at such times as engaged therein. Employee shall use his best efforts to promote the success of the Company's business interests.

         3. TERM OF ENGAGEMENT. The term of Employee's engagement shall commence on the Effective Date and, unless terminated earlier pursuant to the provisions of this Agreement, shall continue for sixty months (the "Initial Term"). The term of this Agreement as provided in this Section 3 is referred to herein as the "Term."

         4. COMPENSATION.

                  (a) SALARY. The Company shall pay Employee compensation as follows:

         Forty Eight Thousand Dollars per year with a Twelve Thousand Dollar raise each year on March 1st

                  (b) BONUS. Employee shall receive such bonus amounts as the Directors may determine.

                  (c) BENEFITS. Employee shall be entitled to participate in all the Company's benefit plans including health insurance, cell phone, expense account etc. The Company will initially reimburse the Employee for his existing health care plan.

                  (d) CONFIDENTIALITY AGREEMENT. As a condition of Employee's engagement and as consideration to Company for entering into this Agreement with Employee, Employee and the Company will enter into the Employee Confidentiality (the "Confidentiality Agreement") dated as of the Effective Date, a copy of which is attached hereto as Exhibit 2. The attached Confidentiality Agreement is a part of this Agreement and is hereby incorporated herein by reference. The terms of the Confidentiality Agreement shall survive the termination of Employee's engagement by the Company under this Agreement for any reason for a period of one year.

         5. TERMINATION WITH OR WITHOUT CAUSE. The Company shall be entitled to terminate Employee's engagement at any time with or without cause by giving the Employee a written notice that has been approved by a majority of the board. If the Company terminates the Employee's engagement, Employee shall be paid the compensation provided for above through the life of this agreement. Employee shall retain ownership of any Stock Options, which shall immediately vest in full.

         6. MISCELLANEOUS.

                  (a) Payments made to or for the benefit of Employee under this Agreement shall be paid as W-2 wages.

                  (b) For purposes of this Agreement, notices, approvals and other communications provided for herein shall be in writing and shall be deemed to have been duly given when delivered in person, by facsimile transmission, by express courier, or by first class United States Mail, postage prepaid, return receipt requested. Notices to the Company shall be sent to the attention of the current Manager or as shall be provided in writing to Employee from time to time in accordance with this section. Notices to Employee shall be addressed to Employee's most recent address as set forth in the personnel records of the Company. Notices shall be effective upon receipt. Either party shall be entitled to change the address at which notice is to be given by providing notice to the other party of such change in the manner provided herein.

                  (c) This Agreement may not be assigned by Employee, but the Company may assign any or all of its rights under this Agreement to any affiliate or subsidiary company of the Company, so long as the Company remains liable for the performance by that affiliate or subsidiary of the payment obligations of the Company hereunder. Except as provided in the preceding sentences of this Section 11(d), this Agreement shall be binding upon, and inure to the benefit of, the parties and their respective personal representatives, successors and assigns.


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

                  (d) No provision of this Agreement shall be altered, amended, revoked or waived except by an instrument in writing signed by the Party sought to be charged with such amendment, revocation or waiver.

                  (e) No waiver of any provision of this Agreement shall be valid unless it is in writing and signed by the party against whom it is charged.

                  (f) The invalidity or unenforceability of any provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed as if such invalid or unenforceable provision were omitted.

                  (g) This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

         IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement on the dates set forth below, to be effective as of the Effective Date.

                                          PENGE CORP, a Nevada corporation


                                          By: /S/ KIRK FISCHER
                                              ----------------------------------
                                          Name: KIRK FISCHER
                                          Title: CEO
                                          Date: March 1, 2005



                                          /S/ CURIS SCHMID
                                          --------------------------------------
                                          Curtis Schmid, Employee
                                          Date: March 1, 2005


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

                                    EXHIBIT 1

                                 JOB DESCRIPTION


         Employee shall act as the President of S&S Plant Farm with responsibilities in such position as shall be determined from time to time by the Directors of the Company.

         Without limiting the foregoing, Employee, as the President of S&S Plant Farm shall manage all operations, employee, vendors, and any other business responsibilities necessary to run and maintain S&S Plant Farm in Midland, Texas. Employee will also help Penge Corp with expansions and acquisitions in Texas and surrounding areas as necessary. The President of S&S Plant Farm shall have the general powers and duties usually vested in the office of President and shall have such other powers and duties as may be reasonably prescribed by the Directors or Officers of the Company.

                                    EXHIBIT 2

                       EMPLOYEE CONFIDENTIALITY AGREEMENT
                       ----------------------------------

         This EMPLOYEE CONFIDENTIALITY AGREEMENT (this "Agreement"), signed on the dates set forth below to be effective as of March 1st, 2005 (the "Effective Date"), is entered into by and between PENGE CORP, a Nevada corporation (the "Company"), and Curtis Schmid a resident of the State of Texas ("Employee"). The Company and Employee are referred to collectively herein as the "Parties."

                                    Recitals
                                    --------

         A. As of the Effective Date, the Company and Employee have entered into a separate Engagement Agreement (the "Engagement Agreement"). Unless otherwise defined herein, capitalized terms used in this Agreement have the meanings given in the Engagement Agreement. In the event of any conflict between the terms of this Agreement and the Engagement Agreement, the terms of the Engagement Agreement shall govern.

         B. Employee's employment by the Company creates a relationship of confidence and trust between Employee and the Company with respect to certain information applicable to the business of the Company and its clients or customers.

         C. The Company possesses and will continue to possess information that has commercial value and is treated by Company as confidential. Such information may include information belonging to Company's owners, Directors, clients, business partners, and its subsidiaries, customers or suppliers. All such information is hereinafter called "Confidential Information," provided that Confidential Information shall not include information provided to the Company by Employee. Confidential Information for purposes of this Agreement includes, without limitation, all of the following, to the extent and only to the extent that they relate to the Company's business developments, designs, improvements, inventions, blueprints, structures, software, processes, computer programs, know-how, data, techniques, formulas, marketing, and business plans and outlines, strategies, budgets, forecasts, projections, unpublished financial statements, costs, fee schedules, client and supplier lists, client and prospective client databases, access codes and similar security information and procedures, and all patents, copyrights, maskworks, trade secrets and other proprietary rights relating thereto; also provided, however, that the term "Confidential Information" shall not include any of the foregoing that is in the public domain other than as the result of a breach of an obligation of confidentiality.

         D. Employee recognizes that any unauthorized use or disclosure of Confidential Information would cause serious injury to Company, and that the Company's willingness to employ Employee depends upon Employee's commitment to protect Company's Confidential Information and to comply with all of the provisions of this Agreement.

                                    Agreement
                                    ---------

         Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Employee hereby agrees as follows.

         1. PROTECTION OF THE CONFIDENTIAL INFORMATION. At all times during and after Employee's engagement, Employee shall hold all Confidential Information in confidence. Employee shall not disclose, retain, copy, or permit any unauthorized person to disclose or copy any of the Confidential Information, except as may be necessary for the conduct of the Company's business. Employee shall not use Confidential Information except as necessary to perform Employee's duties as an employee of the Company as provided in this Agreement and in the Engagement Agreement.

         2. CONFIDENTIAL INFORMATION BELONGING TO THIRD PARTIES. In the event that Employee has or has had access to any Confidential Information belonging to any third party, including but not limited to any of Employee's previous employers, Employee shall hold all such Confidential Information in confidence and shall comply with the terms of all agreements between Employee or Company and any third party with respect to such Confidential Information.

         3. EXCEPTIONS. This Agreement does not prevent the use or disclosure by Employee of information that (a) is required by law to be disclosed, but only to the extent that such disclosure is legally required, (b) becomes a part of the public knowledge other than by a breach of an obligation of confidentiality, or
(c) is rightfully received from a third party and neither the Company nor Employee is obligated to hold such information confidential.

         4. RETURN OF CONFIDENTIAL INFORMATION. Upon the Company's request, and in any event upon termination of Employee's engagement by the Company for any reason, Employee shall promptly return to Company all materials in Employee's possession or control that contain or represent Confidential Information, including but not limited to documents, drawings, diagrams, flow charts, computer programs or files, memoranda, notes, and every other medium, and all copies thereof.

         5. MISCELLANEOUS.

                  (a) EQUITABLE REMEDIES. Employee acknowledges that breach of this Agreement would cause Company to suffer irreparable harm for which monetary damages would be inadequate compensation. Employee agrees that Company will be entitled to an injunction restraining any actual or threatened breach of this Agreement, or specific performance, if applicable, in addition to any monetary damages.

                  (b) ENGAGEMENT RELATIONSHIP. The relationship between Employee and the Company is governed by the Employment Agreement and, as applicable, this Agreement.


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

                  (c) ENTIRE AGREEMENT. This Agreement and the Engagement Agreement to which this Agreement is attached as an exhibit set forth the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior agreements, whether written or oral.

                  (d) WAIVER AND AMENDMENT. This Agreement may be amended only by a writing signed by both parties hereto. No oral waiver, amendment or modification of this Agreement shall be effective under any circumstances. The waiver by the Company of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach of this Agreement by Employee.

                  (e) TERM OF AGREEMENT. This Agreement will remain in force during Employee's engagement by the Company and will continue thereafter for one year after termination of Employee's engagement by the Company.

                  (f) SURVIVAL. The provisions of this Agreement shall survive termination or expiration of this Agreement and termination of the Engagement Agreement, for any reason, for a period of one year after termination of the Term of the Engagement Agreement.

                  (g) SUCCESSORS AND ASSIGNS. This Agreement may not be assigned by Employee, but the Company may assign any or all of its rights under this Agreement to any affiliate or subsidiary company of the Company, so long as the Company remains liable for the performance by that affiliate or subsidiary of the payment obligations of the Company hereunder. Except as provided in the preceding sentence, this Agreement shall be binding upon, and inure to the benefit of, the parties and their respective personal representatives, successors and assigns.

                  (h) SEVERABILITY. Should any provision of this Agreement be considered unenforceable by a court of law, the remainder of this Agreement shall remain in force to the fullest extent permitted by law.

                  (i) GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Texas. Employee hereby consents to the personal jurisdiction of the state and federal courts located in the State of Texas in connection with any litigation related to this Agreement and agrees that the exclusive venue for any such litigation shall be in such courts located in the State of Texas.


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

         IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement on the dates set forth below, to be effective as of the Effective Date.

                                          PENGE CORP, a Nevada corporation


                                          By: /S/ KIRK FISCHER
                                              ----------------------------------
                                          Name: KIRK FISCHER
                                          Title: CEO
                                          Date: March 1, 2005



                                          /S/ CURIS SCHMID
                                          --------------------------------------
                                          Curtis Schmid, Employee
                                          Date: March 1, 2005


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